Exhibit 10.3
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                             EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (this "Agreement") dated as of December 23, 2004 is entered into by and between The Middleby Corporation, a Delaware corporation (the "Company"), Middleby Marshall Inc., a Delaware corporation ("MMI"), (collectively the "Employer"), and Selim A. Bassoul ("Employee").

                                R E C I T A L:


         The Employer is a party to an employment agreement with Employee dated May 16, 2002, as amended July 3, 2003, December 15, 2003, and May 27, 2004 (the "Prior Agreement").

         The Employer desires to continue and extend the term of employment of Employee as President and Chief Executive Officer of the Company and as President and Chief Executive Officer of MMI and to have Employee serve as the Chairman of the Board of Directors of the Company, and Employee desires to serve the Employer in such capacities, all on the terms and conditions hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, Employee's employment by the Employer, the compensation to be paid Employee while employed by the Employer, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

1. Employment. The Employer agrees to employ Employee and Employee agrees to be employed by the Employer subject to the terms and provisions of the Agreement.

2. Term. The employment of Employee by Employer as provided in Section 1 will be for a period commencing on the date of this Agreement (the "Effective Date") and ending on March 1, 2012, unless sooner terminated as hereinafter provided.

3. Duties. Employee shall serve as President and Chief Executive Officer of the Company and as President and Chief Executive Officer of MMI, or in such other executive capacities as the Board of Directors of the Company or MMI, as applicable, may designate and shall have such powers and duties as may be from time to time prescribed by the Board of Directors of the Company or MMI, as applicable. Throughout the term of this Agreement, the Employer shall take all action necessary so that Employee shall serve as the Chairman of the Board of Directors of the Company. Employee shall devote substantially all of his time and effort as reasonably may be required for him to perform the duties and responsibilities to be performed by him under the terms of this Agreement.

4.       Compensation.

         (a) Base Salary. The Employer shall pay to Employee a base salary at a rate per annum of $770,000, payable in accordance with the normal payroll practices of Employer.

         (b) Incentive Compensation. Employee shall be eligible to participate in the Management Incentive Plan previously adopted by the Employer, subject to all terms and conditions thereof. Under such plan, if the Employer attains certain pre-established performance goals (attainment of such goals to be determined after taking into account any incentive compensation to be paid to Employee and any other participating employees under the Plan), Employee shall be entitled to receive (i) 100% of his Base Salary as in effect at the beginning of the fiscal year to which the award relates, and (ii) for each year, an additional $35,000 for each $120,000 by which the Employer's actual EBITDA exceeds the goal. The performance goals, which are based on the Employer's EBITDA, are set forth on Exhibit A hereto. The maximum bonus payable to Employee under the Management Incentive Plan shall be $3,500,000 and the Employer will modify the Management Incentive Plan accordingly, subject to the approval of the shareholders of the Company. Notwithstanding the foregoing, the Employee's participation in the Management Incentive Plan with respect to fiscal year 2004 shall be governed by the terms of the Prior Agreement.

         (c) Expense Reimbursement. Employer shall reimburse Employee for those reasonable legal and consulting expenses incurred by him for personal financial, tax and estate planning purposes.

         (d) Restricted Stock Grant. The Company shall cause Employee to be granted an aggregate of 300,000 shares of restricted stock of the Company pursuant to the 1998 Stock Incentive Plan (the "Restricted Stock"), to be allocated as provided below, provided that such shares are available for grant under the 1998 Stock Incentive Plan. The Company shall cause Employee to be granted (i) 100,000 shares of the Restricted Stock in December of 2004 (or as many of such shares as are available to grant under the 1998 Stock Incentive Plan at such time), (ii) 100,000 shares of the Restricted stock in January of 2005 and (iii) any deficiency in the number of shares required to bring the total grant to 300,000 shares of the Restricted Stock (or as many of such shares as are available to grant under the 1998 Stock Incentive Plan) on the earlier to occur of (1) the date following the next meeting of the shareholders of the Company after the Effective Date at which the shareholders approve an amendment to the 1998 Stock Incentive Plan increasing the annual grant limit under such plan or (2) January of 2006, with any deficiency to be made up as soon as possible pursuant to the terms of the 1998 Stock Incentive Plan. The Employer shall take all action necessary to ensure that the grant of Restricted Stock contemplated by clause (iii) above is permitted under the 1998 Stock Incentive Plan on the date immediately following the date of the next meeting of the shareholders of the Company after the Effective Date, subject to the approval of such shareholders. The Restricted Stock shall be subject to such terms and conditions as are set forth in this Agreement and the other terms and conditions of the 1998 Stock Incentive Plan. Until it shall become vested in accordance with the provisions of this Agreement, the Restricted Stock shall be forfeitable and non-transferable. The Restricted Stock shall vest as follows: 60,000 shares of the Restricted Stock that are not yet vested shall vest on December 31, 2005; 60,000 shares of the Restricted Stock that are not yet vested shall vest on December 31, 2006; 60,000 shares of the Restricted Stock that are not yet vested shall vest on December 31, 2007; 60,000 shares of the Restricted Stock that are not yet vested shall vest on December 31, 2008; 60,000 shares of the Restricted Stock that are not yet vested shall vest on December 31, 2009, in each case subject to the continued employment of Employee on such date. Notwithstanding anything contained to the contrary herein, if Employee's employment is terminated by Employer for reasons other than "Cause" (as defined in Section 5 below) or Employee terminates his employment under this Agreement under the circumstances described in Section 5(g) or Employee terminates his employment under this Agreement within the six-month period immediately following a "Change in Control" (as defined below), by providing written notice of such termination to the Employer, all Restricted Stock previously granted to Employee shall immediately vest. Notwithstanding anything contained to the contrary herein, in the event that any portion of the Restricted Stock has not been granted to Employee at the time that Employee's employment is terminated by Employer for reasons other than Cause or Employee terminates his employment under this Agreement under the circumstances described in Section 5(g) or Employee terminates his employment under this Agreement within the six-month period immediately following a Change in Control, Employee shall retain the right hereunder to receive an economically equivalent arrangement, such arrangement to be reasonably agreed upon between Employer and Employee. Employee shall be entitled to vote all shares granted to him pursuant to this Restricted Stock Grant, irrespective of whether they are vested or not. Notwithstanding anything contained to the contrary herein, any options granted to Employee pursuant to any agreement between the Employer and Employee shall immediately vest if Employee terminates his employment under this Agreement within the six-month period immediately following a "Change in Control" (as defined below), by providing written notice of such termination to the Employer.

         (e) Automobile. Employer shall lease Employee an automobile of his choice and Employer shall pay all applicable taxes, insurance, fees and expenses associated therewith. Employee shall be entitled to a new leased automobile every two (2) years.

5.       Termination.

         (a) Employee's employment hereunder may be terminated by Employer or by Employee at any time, or by the death of Employee. Such termination shall automatically terminate all of the Employer's obligations not theretofore accrued under this Agreement other than as specifically set forth in this Agreement or in any employee benefit plan, program or arrangement in which Employee participates. If the Employer terminates Employee's employment under this Agreement (as hereafter amended or extended) without "Cause," as defined below, or if employment is terminated due to Employee's death or disability, incentive compensation under the Management Incentive Plan for any year shall be deemed to have accrued as of the date of termination if and to the extent that incentive compensation under the Management Incentive Plan would have been payable to Employee if he had been employed on the last day of such fiscal year and shall be (i) pro rated based on the number of days that Employee was employed during the fiscal year and (ii) payable in the following fiscal year, on the earlier of April 1 or at the same time as incentive compensation under the Management Incentive Plan for such year is paid to those employees who are still employed by the Employer.

         (b) Notwithstanding anything to the contrary contained in this Agreement, in the event that (i) the Employer terminates Employee's employment under this Agreement (as hereafter amended or extended) without "Cause," as defined below, (for this purpose, not including termination due to Employee's death or disability) or (ii) Employee terminates his employment under this Agreement within the six-month period immediately following a "Change in Control" (as defined below), by providing written notice of such termination to the Employer, Employee shall be entitled to an amount equal to three (3) times the sum of (A) Employee's annual base salary for the full calendar year immediately prior to the date of the termination and (B) the greater of (x) the amount of Employee's incentive compensation under the Management Incentive Plan with respect to the full calendar year immediately prior to the date of the termination and
                  (y) the average of Employee's incentive compensation under the Management Incentive Plan for each of the three calendar years immediately prior to the date of the termination, payable in one lump sum within thirty (30) days of the date of termination.

         (c) Notwithstanding anything to the contrary contained in this Agreement, in the event that Employee's employment with Employer terminates for any reason other than a termination for Cause, then, in any such event Employee shall be entitled to continued participation by Employee and any dependents who were participating immediately prior to Employee's termination of employment, in all health and medical plans and programs which the Employer maintains, from time to time, for its senior executives and their families, under the same terms and conditions, including payment of any required employee contributions therefor, as may generally apply (including any limitation or termination of coverage of non-spouse dependents after a stated age), until the later of the death of Employee or Employee's surviving spouse to whom he was married at the time of termination of employment, provided that such participation in the Employer plans and programs is permitted under the provisions of such Employer plans and programs, and provided, further, that at such time as Employee, or any covered dependent of Employee, becomes eligible for health or medical benefits under Title XVIII of the Social Security Act (Medicare) or any governmental program in replacement thereof, such health or medical benefits shall automatically become the primary coverage for such person(s) and the coverage provided hereunder shall be secondary to such other coverage, to the maximum extent permitted under applicable law. If, while eligible for benefits under this Subsection 5(c), Employee becomes employed by any person and becomes eligible for health and medical benefits under such employer's health plan, the Employer shall be relieved, during the period of such employment and to the extent of the benefits for which Employee and his dependents are eligible under such employer's plan, of the obligation to provide the health and medical benefits described in this Subsection 5(c). In the event that participation in any such Employer plan or program is barred or otherwise not permitted, the Employer shall provide substantially similar health and medical benefits to Employee and any eligible dependents, in which case the Employer may self-fund such benefits or may purchase individual policies or plans to provide such benefits, in its sole discretion.

         (d) For purposes of this Section 5, the term "Cause" shall mean gross negligence, willful misconduct, breach of fiduciary duty involving personal profit, substance abuse, or commission of a felony.

         (e) For purposes of this Agreement, the term "Change in Control" shall mean an increase, on or after the date of this Agreement, in ownership to twenty percent (20%) or more of the outstanding voting securities of the Company held by any person or group of persons who are acting together for the purpose of acquiring, holding, voting or disposing of such voting securities; provided, however, that an increase in ownership to twenty (20%) or more of the outstanding voting securities of the Company held by Employee or group of persons which includes Employee who are acting together for the purpose of acquiring, holding, voting or disposing of such voting securities shall not constitute a Change in Control.

                  Example 1: On April 16, 2004 individual A owns 2.42% of the total outstanding voting securities of Company. Thereafter, individual A commences a series of open market and private purchases, and on January 10, 2005 for the first time his holdings exceed 20% of the outstanding voting securities of the Company. A Change of Control occurs on January 10, 2005.

                  Example 2: On a date subsequent to this Agreement individual B, who owned no voting securities of Company prior to the date of this Agreement, commences a series of open market and private purchases, and on January 11, 2005 for the first time his holdings exceed 20% of the outstanding voting securities of the Company. A Change of Control occurs on January 11, 2005.

         (f)      Parachute Payments

                  (i) To the extent that any amount payable to Employee (hereunder or otherwise) alone or together with other compensation constitutes a "parachute payment" within the meaning of section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, (the "Code") that would result in some or all of the compensation owed being characterized as "excess parachute payments" (as defined by section 280G(b)(1) of the Code), and would, therefore, be subject to an excise tax under section 4999 of the Code (the "Excise Tax"), the Employer shall pay to Employee, at the time specified below, that additional amount (the "Gross-Up Payment") necessary to reimburse Employee for the amount of any (i) Excise Tax, (ii) federal, state and local income and employment taxes (including additional Excise Tax) payable with respect to the Gross-Up Payment, and (iii) interest, penalties or additions to tax payable by Employee with respect to the Excise Tax or the Gross-Up Payment. For purposes of determining the amount of the Gross-Up Payment, Employee shall be deemed to pay federal income taxes at the highest marginal rates of taxation applicable to individuals as are in effect in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest marginal rates of taxation applicable to individuals as are in effect in the state and locality of Employee's residence, and/or any other state or locality that may be applicable, in the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes that can be obtained from deduction of such state and local taxes, taking into account any limitations applicable to individuals subject to federal income tax at the highest marginal rates.

                  (ii) The Gross-Up Payments provided for in Section 5(f)(i) above shall be made upon the earlier of (i) the payment to Employee of compensation in the nature of a parachute payment or (ii) the imposition upon Employee or payment by Employee of any Excise Tax.

                  (iii) If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding that the Excise Tax is less than the amount taken into account under Section 5(f)(i) above, Employee shall repay to the Employer within thirty (30) days of Employee's receipt of notice of such final determination the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by Employee, if such repayment results in a reduction in Excise Tax or a federal, state and local income tax deduction). If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding that the Excise Tax exceeds the amount taken into account under Section 5(f)(i) above (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-Up Payment), the Employer shall make any additional Gross-Up Payment in respect of such excess within thirty
                           (30) days of the Employer's receipt of notice of such final determination.

                  (iv) Notwithstanding anything contained herein or in the Management Incentive Plan to the contrary, the amount of any payments made pursuant to this
                           Section 5(f) shall be excluded from the calculation of EBITDA under the Management Incentive Plan for purposes of determining bonuses thereunder.

         (g) If the duties assigned by Employer to Employee are materially diminished, or become inconsistent with those assigned to a Chairman of the Board, Chief Executive Officer and President of a similarly situated company, or if Employee's title is changed and such change in duties or title is not cured by the Employer within ten (10) days following receipt by the Board of written notice from the Employee, such change in duties or title shall be deemed a termination by Employer of Employee's employment without Cause, pursuant to the terms of this Agreement, and Employee shall be entitled to resign his employment hereunder and to thereafter receive all rights, benefits and payments set forth in Sections 5(a), (b) and (c) as well as the accelerated vesting of the Restricted Stock set forth in
                  Section 4(d).

6. Retirement. Employee shall be eligible to participate in the tax-qualified retirement plans maintained from time to time by Employer for the benefit of its employees, including executives and key management employees (the "Qualified Plans"). In addition, subject to the provisions hereof, Employer shall provide Employee with a supplemental retirement benefit as described below. Exhibit B hereto illustrates the monthly supplemental retirement benefit that would become payable to Employee in accordance with the provisions of Sections 6(a), (b) and (c) below based on the retirement of Employee on or after the attainment of age 55.

         (a) Retirement Benefits. Upon Employee's retirement on or after the date on which he attains the age of 55 (the "Early Retirement Date"), but in no event prior thereto, Employee shall be fully vested in a monthly retirement benefit equal to one-twelfth of 50% of Employee's then current base salary, payable for the remainder of his life. Such benefit shall hereinafter be referred to as the "Age 55 Retirement Benefit". Upon Employee's retirement on or after the date on which he attains the age of 60 (the "Normal Retirement Date"), Employee shall be fully vested in a monthly retirement benefit equal to one-twelfth of 62.5% of Employee's then current base salary, in lieu of the Age 55 Retirement Benefit, payable for the remainder of his life. Such benefit shall hereinafter be referred to as the "Age 60 Retirement Benefit". Upon Employee's retirement on or after the date on which he attains the age of 65 (the "Deferred Retirement Date"), Employee shall be fully vested in a monthly retirement benefit equal to one-twelfth of 75% of Employee's then current base salary, in lieu of the Age 60 Retirement Benefit, payable for the remainder of his life. Such benefit shall hereinafter be referred to as the "Age 65 Retirement Benefit".

         (b) Retirement After the Early Retirement Date But Prior to the Normal Retirement Date. Notwithstanding the foregoing, in the event that Employee retires from employment after the Early Retirement Date but prior to the Normal Retirement Date, in addition to the Age 55 Retirement Benefit, Employee shall become vested in an additional amount equal to the difference between the Age 55 Retirement Benefit and the Age 60 Retirement Benefit multiplied by a fraction, the denominator of which is the number of full months between the date on which Employee would attain the age of 55 and the date on which Employee would attain the age of 60, and the numerator of which is the number of full months worked by Employee on and after the date Employee attains age 55 through the date of termination.

         (c) Retirement After the Normal Retirement Date But Prior to the Deferred Retirement Date. Notwithstanding the foregoing, in the event that Employee retires from employment after the Normal Retirement Date but prior to the Deferred Retirement Date, in addition to the Age 60 Retirement Benefit, Employee shall become vested in an additional amount equal to the difference between the Age 60 Retirement Benefit and the Age 65 Retirement Benefit multiplied by a fraction, the denominator of which is the number of full months between the date on which Employee would attain the age of 60 and the date on which Employee would attain the age of 65, and the numerator of which is the number of full months worked by Employee on and after the date Employee attains age 60 through the date of termination.

         (d) Time of Payment of Retirement Benefit; Offset for Certain Qualified Plan Benefits. The amount of the supplemental retirement benefit payable under this Section 6 shall be offset by the amount of any accrued benefits or vested account balance Employee may have under the Qualified Plans, other than any portion thereof attributable to Employee's elective deferrals (e.g., 401(k) contributions by Employee). Upon Employee's retirement on or after the Early Retirement Date, subject to the provisions of Section 6(g), Employer shall commence payment of the monthly supplemental retirement benefit, as applicable, as of the end of the month in which such retirement occurs, and shall make each monthly payment at the end of each month thereafter. Notwithstanding the foregoing, in no event shall benefits be payable hereunder while Employee is an active participant in the Qualified Plans.

         (e) Effect of Certain Terminations. Exhibit C hereto illustrates the monthly supplemental retirement benefit that would become payable to Employee in accordance with the provisions of this Section 6(e) in the event that Employee's employment with Employer terminates under any of the following circumstances: (1) by reason of his death or disability; (2) Employee's employment is terminated by Employer without Cause; (3) Employee terminates employment under the circumstances described in Section 5(g) hereof; or (4) Employee terminates his employment under this Agreement within the six-month period immediately following a Change in Control by providing written notice of such termination to Employer (any such event shall hereinafter be referred to as a "Qualifying Termination").

                  (i) If, prior to the Early Retirement Date, Employee's employment with Employer terminates due to a Qualifying Termination, Employee shall become vested in a pro rata portion of the Age 55 Retirement Benefit, calculated by multiplying the Age 55 Retirement Benefit by a fraction, the denominator of which is the number of full months from the Effective Date until the date on which Employee would attain the age of 55 and the numerator of which is the number of full months worked on and after the Effective Date through the date of termination. Except as provided by subparagraph (vi) below, the payment of such pro rata portion of the Age 55 Retirement Benefit shall commence as of the end of the month in which Employee's Early Retirement Date occurs (or would have occurred, in the case of Employee's death).

                  (ii) If, after the Early Retirement Date but prior to the Normal Retirement Date, Employee's employment with Employer terminates due to a Qualifying Termination, Employee shall become vested in an additional amount equal to the difference between the Age 55 Retirement Benefit and the Age 60 Retirement Benefit multiplied by a fraction, the denominator of which is the number of full months between the date on which Employee would attain the age of 55 and the date on which Employee would attain the age of 60, and the numerator of which is the number of full months worked by Employee on and after the date Employee attains age 55 through the date of termination. Except as provided by subparagraph (vi) below and subject to Section 6(g), the payment of the supplemental retirement benefit calculated pursuant to this Section 6(e)(ii) shall commence as of the end of the month following the month in which the Qualifying Termination occurs.

                  (iii) If, after the Normal Retirement Date but prior to the Deferred Retirement Date, Employee's employment with Employer terminates due to a Qualifying Termination, Employee shall become vested in an additional amount equal to the difference between the Age 60 Retirement Benefit and the Age 65 Retirement Benefit multiplied by a fraction, the denominator of which is the number of full months between the date on which Employee would attain the age of 60 and the date on which Employee would attain the age of 65, and the numerator of which is the number of full months worked by Employee on and after the date Employee attains age 60 through the date of termination. Except as provided by subparagraph (vi) below and subject to Section 6(g), the payment of the supplemental retirement benefit calculated pursuant to this Section 6(e)(iii) shall commence as of the end of the month following the month in which the Qualifying Termination occurs.

                  (iv) If, after the Deferred Retirement Date, Employee's employment with Employer terminates due to a Qualifying Termination, Employee shall become vested in the Age 65 Retirement Benefit and no additional supplemental retirement benefits shall accrue hereunder. Except as provided by subparagraph (vi) below and subject to Section 6(g), the payment of the Age 65 Retirement Benefit shall commence as of the end of the month following the month in which the Qualifying Termination occurs.

                  (v) If at any time Employee's employment hereunder is terminated for Cause, Employee shall not be entitled to any supplemental retirement benefit under this Section 6, and any vested amount of the Age 55 Retirement Benefit, the Age 60 Retirement Benefit and the Age 65 Retirement Benefit, as the case may be, shall be forfeited by Employee.

                  (vi) In the event of Employee's death, either prior to or after the commencement of payments pursuant to this Section 6 (but prior to Employee attaining the age of 75 years), the applicable supplemental retirement benefits shall be paid (or shall continue to be paid, if already in pay status) to such beneficiary as Employee shall designate in writing (or in the absence of such designation, to his estate). Employee's designated beneficiary shall be permitted to elect in writing to receive either (1) a lump sum cash payment equal to the present value of Employee's supplemental retirement benefit determined under subparagraphs (a), (b) or
                           (c) or (e)(i), (ii), (iii) or (iv) above, as applicable, as reasonably determined by the Employer, payable on the first day of the month following Employee's death, or (2) the monthly supplemental retirement benefit determined under subparagraphs (a), (b) or (c) or (e)(i), (ii),
                           (iii) or (iv) above, as applicable, (or the continuation of the monthly supplemental retirement benefit, as the case may be) commencing on the first day of the month following Employee's death, but in no event earlier than the end of the month in which Employee's Early Retirement Date would have occurred if Employee had lived, and continuing until the date on which Employee would have attained the age of 75.

         (f) Title to and beneficial ownership of any assets, whether cash or investments which Employer may set aside or earmark to meet its obligations hereunder, shall at all times remain with Employer and neither Employee nor any beneficiary shall under any circumstances acquire any property interest in any specific assets of Employer. Nothing contained in this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between Employer and Employee or any other person. To the extent that Employee is entitled to receive payments from Employer hereunder, such right shall be no greater than that of an unsecured general creditor of Employer.

         (g)      This Section 6 is intended to comply with the provisions of
                  Section 409A of the Code and shall be construed in accordance therewith. Notwithstanding anything to the contrary contained herein, if Employee is a Specified Employee (as defined in Section 409A of the Code) at the time he would otherwise be entitled to receive any payment hereunder, no distributions shall be made hereunder until the earliest date permitted by Section 409A(a)(2) of the Code.

7. Payment. Payment of all compensation and benefits to Employee hereunder shall be made in accordance with the relevant policies of the Employer in effect from time to time and shall be subject to all applicable employment and withholding taxes.

8. Successors. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, Employer and its successors and assigns. This Agreement shall inure to the benefit of Employee's heirs, legatees, legal representatives and assigns, but neither this Agreement nor any right or interest hereunder shall be assignable by Employee without Employer's prior written consent.

9. Notices. All notices, requests, demands and other communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered, at the time delivered or (b) if mailed, at the time mailed at any general or branch United States Post Office enclosed in a certified post-paid envelope addressed to the address of the respective parties as follows:


To the Company:   1400 Toastmaster Drive
                  Elgin, Illinois 60120
                  Attention:  Chief Financial Officer

To MMI:           1400 Toastmaster Drive
                  Elgin, Illinois 60120
                  Attention: Chief Financial Officer

                  With a copy to (which shall not constitute notice to Employer):

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  4 Times Square
                  New York, NY 10036
                  Attn:  Blaine (Fin) V. Fogg, Esq.


To Employee:      Selim A. Bassoul
                  6 Hubbell Court
                  Barrington, Illinois 60010

                  With a copy to (which shall not constitute notice to Employee):

                  Jason M. Cain, Esq.
                  Barnes & Thornburg LLP
                  1 N. Wacker Drive, Suite 4400
                  Chicago, Illinois 60606


         or to such other address as the party to whom notice is to be given may have previously furnished to the other party in writing in the manner set forth above, provided that notices of changes of address shall only be effective upon receipt.

10. Modifications and Waivers. This Agreement may be modified or amended only by a written instrument executed by Employer and Employee. No term or condition of this Agreement shall be deemed to have been waived nor shall there be any estoppel to enforce any provision of this Agreement except by written instrument of the party charged with such waiver or estoppel.

11. Entire Agreement. This Agreement supersedes all prior agreements between the parties hereto relating to the subject matter hereof, including but not limited to the Prior Agreement and constitutes the entire agreement of the parties hereto relating to the subject matter hereof. However, nothing in this Agreement is intended or shall be interpreted to reduce the rate or eliminate any portion of Employee's compensation or benefits in effect immediately prior to the date hereof.

12. Law Governing. The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the laws of the State of Illinois without regard to principles of conflicts of laws.

13. Invalidity. The invalidity or unenforceability of any term or terms of this agreement shall not invalidate, make unenforceable or otherwise affect any other term of this Agreement which shall remain in full force and effect.

14. Headings. The headings contained herein are for reference only and shall not affect the meaning or interpretation of this Agreement.

15. Joint and Several. The liability hereunder of the Company and MMI shall be joint and several.

16. Other Agreements. Employer agrees to modify any and all agreements, plans and contracts as may be necessary to effectuate the terms of this Agreement; provided, however, that to the extent shareholder approval is required by applicable law or regulation to effectuate any such modification, such modification shall be subject to shareholder approval.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year set forth above.

EMPLOYEE                                    THE MIDDLEBY CORPORATION


/s/ Selim A. Bassoul                        By /s/ Robert L. Yohe
------------------------                       -----------------------------
Selim A. Bassoul                               Chairman of the Compensation
                                               Committee


                                            MIDDLEBY MARSHALL INC.


                                            By /s/ Robert L. Yohe
                                               -----------------------------
                                               Chairman of the Compensation
                                               Committee

                                   EXHIBIT A

                                 EBITDA Goals


The following are the EBITDA goals to be used for purpose of determining incentive compensation under the Management Incentive Plan as set forth in the Agreement to which this Exhibit is attached:


-------------- ------------- ------------ ------------- ------------- ------------ ------------- ------------
    Year           2005         2006          2007          2008         2009          2010         2011
-------------- ------------- ------------ ------------- ------------- ------------ ------------- ------------

EBITDA Goal*    48,985,685   54,863,967    61,447,643    68,821,360   77,079,923    86,329,515   96,689,057
-------------- ------------- ------------ ------------- ------------- ------------ ------------- ------------


*Notes Regarding EBITDA Goals

Calculation of EBITDA. EBITDA shall be determined in the discretion of the Committee administering the MICP in accordance with Generally Accepted Accounting Principles. However, EBITDA shall exclude foreign exchange gains/losses and non-cash equity compensation and shall take into account any and all bonuses and incentive compensation payable to Company employees, including incentive compensation payable to employees participating under the MICP for the applicable year. The Committee administering the MICP shall have the authority to make appropriate adjustments to EBITDA goals to reflect the impact of extraordinary items not reflected in such goals. For purposes of the MICP, extraordinary items shall include (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its subsidiaries, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business (including but not limited to any costs allocated to the Company by any entity that acquires the Company), (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature), (6) the impact of capital expenditures, (7) the impact of share repurchases and other changes in the number of outstanding shares, (8) fees and expenses associated with a business transaction such as investment banking fees and/or legal, accounting or tax planning fees, and (9) such other items as may be pre-scribed by Section 162(m) of the Code and the treasury regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

If actual EBITDA for any particular full year exceeds the goal for that year to the extent that it also exceeds the goal for the next following year, the EBITDA goal for such next following year shall be automatically increased to equal the actual EBITDA for such prior year. EBITDA goals for subsequent years do not automatically change. For example, if the actual EBITDA for 2005 is $60,000,000, then the EBITDA Goal for 2006 will automatically increase to $60,000,000; however, the EBITDA goals for 2007 through 2011 shall not automatically adjust at that time.

                                   EXHIBIT B

           Illustration of Supplemental Retirement Benefit By Month

                    Based on Retirement on or After Age 55


-------------------------------------------------------------------------------------------------------------
                                                           Payout Per Month           Aggregate Annual
                                       Age on                as Percentage          Payout as Percentage
  Retirement Date (1)               February 3 (2)          of Base Salary (3)         of Base Salary
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

          February 3, 2012              55                     4.167%                       50.000%
-------------------------------------------------------------------------------------------------------------
               February-12                                     4.167%                       50.000%
-------------------------------------------------------------------------------------------------------------
                  March-12                                     4.184%                       50.212%
-------------------------------------------------------------------------------------------------------------
                  April-12                                     4.202%                       50.424%
-------------------------------------------------------------------------------------------------------------
                    May-12                                     4.220%                       50.636%
-------------------------------------------------------------------------------------------------------------
                   June-12                                     4.237%                       50.847%
-------------------------------------------------------------------------------------------------------------
                   July-12                                     4.255%                       51.059%
-------------------------------------------------------------------------------------------------------------
                 August-12                                     4.273%                       51.271%
-------------------------------------------------------------------------------------------------------------
              September-12                                     4.290%                       51.483%
-------------------------------------------------------------------------------------------------------------
                October-12                                     4.308%                       51.695%
-------------------------------------------------------------------------------------------------------------
               November-12                                     4.326%                       51.907%
-------------------------------------------------------------------------------------------------------------
               December-12                                     4.343%                       52.119%
-------------------------------------------------------------------------------------------------------------
                January-13                                     4.361%                       52.331%
-------------------------------------------------------------------------------------------------------------
               February-13              56                     4.379%                       52.542%
-------------------------------------------------------------------------------------------------------------
                  March-13                                     4.396%                       52.754%
-------------------------------------------------------------------------------------------------------------
                  April-13                                     4.414%                       52.966%
-------------------------------------------------------------------------------------------------------------
                    May-13                                     4.431%                       53.178%
-------------------------------------------------------------------------------------------------------------
                   June-13                                     4.449%                       53.390%
-------------------------------------------------------------------------------------------------------------
                   July-13                                     4.467%                       53.602%
-------------------------------------------------------------------------------------------------------------
                 August-13                                     4.484%                       53.814%
-------------------------------------------------------------------------------------------------------------
              September-13                                     4.502%                       54.025%
-------------------------------------------------------------------------------------------------------------
                October-13                                     4.520%                       54.237%
-------------------------------------------------------------------------------------------------------------
               November-13                                     4.537%                       54.449%
-------------------------------------------------------------------------------------------------------------
               December-13                                     4.555%                       54.661%
-------------------------------------------------------------------------------------------------------------
                January-14                                     4.573%                       54.873%
-------------------------------------------------------------------------------------------------------------
               February-14              57                     4.590%                       55.085%
-------------------------------------------------------------------------------------------------------------
                  March-14                                     4.608%                       55.297%
-------------------------------------------------------------------------------------------------------------
                  April-14                                     4.626%                       55.508%
-------------------------------------------------------------------------------------------------------------
                    May-14                                     4.643%                       55.720%
-------------------------------------------------------------------------------------------------------------
                   June-14                                     4.661%                       55.932%
-------------------------------------------------------------------------------------------------------------
                   July-14                                     4.679%                       56.144%
-------------------------------------------------------------------------------------------------------------
                 August-14                                     4.696%                       56.356%
-------------------------------------------------------------------------------------------------------------
              September-14                                     4.714%                       56.568%
-------------------------------------------------------------------------------------------------------------
                October-14                                     4.732%                       56.780%
-------------------------------------------------------------------------------------------------------------
               November-14                                     4.749%                       56.992%
-------------------------------------------------------------------------------------------------------------
               December-14                                     4.767%                       57.203%
-------------------------------------------------------------------------------------------------------------
                January-15                                     4.785%                       57.415%
-------------------------------------------------------------------------------------------------------------
               February-15              58                     4.802%                       57.627%
-------------------------------------------------------------------------------------------------------------
                  March-15                                     4.820%                       57.839%
-------------------------------------------------------------------------------------------------------------
                  April-15                                     4.838%                       58.051%
-------------------------------------------------------------------------------------------------------------
                    May-15                                     4.855%                       58.263%
-------------------------------------------------------------------------------------------------------------
                   June-15                                     4.873%                       58.475%
-------------------------------------------------------------------------------------------------------------
                   July-15                                     4.891%                       58.686%
-------------------------------------------------------------------------------------------------------------
                 August-15                                     4.908%                       58.898%
-------------------------------------------------------------------------------------------------------------
              September-15                                     4.926%                       59.110%
-------------------------------------------------------------------------------------------------------------
                October-15                                     4.944%                       59.322%
-------------------------------------------------------------------------------------------------------------
               November-15                                     4.961%                       59.534%
-------------------------------------------------------------------------------------------------------------
               December-15                                     4.979%                       59.746%
-------------------------------------------------------------------------------------------------------------
                January-16                                     4.996%                       59.958%
-------------------------------------------------------------------------------------------------------------
               February-16              59                     5.014%                       60.169%
-------------------------------------------------------------------------------------------------------------
                  March-16                                     5.032%                       60.381%
-------------------------------------------------------------------------------------------------------------
                  April-16                                     5.049%                       60.593%
-------------------------------------------------------------------------------------------------------------
                    May-16                                     5.067%                       60.805%
-------------------------------------------------------------------------------------------------------------
                   June-16                                     5.085%                       61.017%
-------------------------------------------------------------------------------------------------------------
                   July-16                                     5.102%                       61.229%
-------------------------------------------------------------------------------------------------------------
                 August-16                                     5.120%                       61.441%
-------------------------------------------------------------------------------------------------------------
              September-16                                     5.138%                       61.653%
-------------------------------------------------------------------------------------------------------------
                October-16                                     5.155%                       61.864%
-------------------------------------------------------------------------------------------------------------
               November-16                                     5.173%                       62.076%
-------------------------------------------------------------------------------------------------------------
               December-16                                     5.191%                       62.288%
-------------------------------------------------------------------------------------------------------------
                January-17                                     5.208%                       62.500%
-------------------------------------------------------------------------------------------------------------
          February 3, 2017              60                     5.208%                       62.500%
-------------------------------------------------------------------------------------------------------------
               February-17                                     5.208%                       62.500%
-------------------------------------------------------------------------------------------------------------
                  March-17                                     5.226%                       62.712%
-------------------------------------------------------------------------------------------------------------
                  April-17                                     5.244%                       62.924%
-------------------------------------------------------------------------------------------------------------
                    May-17                                     5.261%                       63.136%
-------------------------------------------------------------------------------------------------------------
                   June-17                                     5.279%                       63.347%
-------------------------------------------------------------------------------------------------------------
                   July-17                                     5.297%                       63.559%
-------------------------------------------------------------------------------------------------------------
                 August-17                                     5.314%                       63.771%
-------------------------------------------------------------------------------------------------------------
              September-17                                     5.332%                       63.983%
-------------------------------------------------------------------------------------------------------------
                October-17                                     5.350%                       64.195%
-------------------------------------------------------------------------------------------------------------
               November-17                                     5.367%                       64.407%
-------------------------------------------------------------------------------------------------------------
               December-17                                     5.385%                       64.619%
-------------------------------------------------------------------------------------------------------------
                January-18                                     5.403%                       64.831%
-------------------------------------------------------------------------------------------------------------
               February-18              61                     5.420%                       65.042%
-------------------------------------------------------------------------------------------------------------
                  March-18                                     5.438%                       65.254%
-------------------------------------------------------------------------------------------------------------
                  April-18                                     5.456%                       65.466%
-------------------------------------------------------------------------------------------------------------
                    May-18                                     5.473%                       65.678%
-------------------------------------------------------------------------------------------------------------
                   June-18                                     5.491%                       65.890%
-------------------------------------------------------------------------------------------------------------
                   July-18                                     5.508%                       66.102%
-------------------------------------------------------------------------------------------------------------
                 August-18                                     5.526%                       66.314%
-------------------------------------------------------------------------------------------------------------
              September-18                                     5.544%                       66.525%
-------------------------------------------------------------------------------------------------------------
                October-18                                     5.561%                       66.737%
-------------------------------------------------------------------------------------------------------------
               November-18                                     5.579%                       66.949%
-------------------------------------------------------------------------------------------------------------
               December-18                                     5.597%                       67.161%
-------------------------------------------------------------------------------------------------------------
                January-19                                     5.614%                       67.373%
-------------------------------------------------------------------------------------------------------------
               February-19              62                     5.632%                       67.585%
-------------------------------------------------------------------------------------------------------------
                  March-19                                     5.650%                       67.797%
-------------------------------------------------------------------------------------------------------------
                  April-19                                     5.667%                       68.008%
-------------------------------------------------------------------------------------------------------------
                    May-19                                     5.685%                       68.220%
-------------------------------------------------------------------------------------------------------------
                   June-19                                     5.703%                       68.432%
-------------------------------------------------------------------------------------------------------------
                   July-19                                     5.720%                       68.644%
-------------------------------------------------------------------------------------------------------------
                 August-19                                     5.738%                       68.856%
-------------------------------------------------------------------------------------------------------------
              September-19                                     5.756%                       69.068%
-------------------------------------------------------------------------------------------------------------
                October-19                                     5.773%                       69.280%
-------------------------------------------------------------------------------------------------------------
               November-19                                     5.791%                       69.492%
-------------------------------------------------------------------------------------------------------------
               December-19                                     5.809%                       69.703%
-------------------------------------------------------------------------------------------------------------
                January-20                                     5.826%                       69.915%
-------------------------------------------------------------------------------------------------------------
               February-20              63                     5.844%                       70.127%
-------------------------------------------------------------------------------------------------------------
                  March-20                                     5.862%                       70.339%
-------------------------------------------------------------------------------------------------------------
                  April-20                                     5.879%                       70.551%
-------------------------------------------------------------------------------------------------------------
                    May-20                                     5.897%                       70.763%
-------------------------------------------------------------------------------------------------------------
                   June-20                                     5.915%                       70.975%
-------------------------------------------------------------------------------------------------------------
                   July-20                                     5.932%                       71.186%
-------------------------------------------------------------------------------------------------------------
                 August-20                                     5.950%                       71.398%
-------------------------------------------------------------------------------------------------------------
              September-20                                     5.968%                       71.610%
-------------------------------------------------------------------------------------------------------------
                October-20                                     5.985%                       71.822%
-------------------------------------------------------------------------------------------------------------
               November-20                                     6.003%                       72.034%
-------------------------------------------------------------------------------------------------------------
               December-20                                     6.020%                       72.246%
-------------------------------------------------------------------------------------------------------------
                January-21                                     6.038%                       72.458%
-------------------------------------------------------------------------------------------------------------
               February-21              64                     6.056%                       72.669%
-------------------------------------------------------------------------------------------------------------
                  March-21                                     6.073%                       72.881%
-------------------------------------------------------------------------------------------------------------
                  April-21                                     6.091%                       73.093%
-------------------------------------------------------------------------------------------------------------
                    May-21                                     6.109%                       73.305%
-------------------------------------------------------------------------------------------------------------
                   June-21                                     6.126%                       73.517%
-------------------------------------------------------------------------------------------------------------
                   July-21                                     6.144%                       73.729%
-------------------------------------------------------------------------------------------------------------
                 August-21                                     6.162%                       73.941%
-------------------------------------------------------------------------------------------------------------
              September-21                                     6.179%                       74.153%
-------------------------------------------------------------------------------------------------------------
                October-21                                     6.197%                       74.364%
-------------------------------------------------------------------------------------------------------------
               November-21                                     6.215%                       74.576%
-------------------------------------------------------------------------------------------------------------
               December-21                                     6.232%                       74.788%
-------------------------------------------------------------------------------------------------------------
                January-22                                     6.250%                       75.000%
-------------------------------------------------------------------------------------------------------------
          February 3, 2021              65                     6.250%                       75.000%
-------------------------------------------------------------------------------------------------------------


(1) Assumes retirement on the last day of the month.
(2) Assumes 2/3/1957 date of birth.
(3) Assumes Agreement is entered into on or before 1/1/05.



                                   EXHIBIT C

       Illustration of Pro Rata Supplemental Retirement Benefit By Month

                        Based on Qualifying Termination


-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

            Qualifying                                    Payout Per Month as        Aggregate Annual Payout
            Termination               Age on                 Percentage of             as Percentage of
              Date(1)               February 3 (2)          Base Salary (3)              Base Salary
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

               January-05                                     0.049%                       0.588%
-------------------------------------------------------------------------------------------------------------
               February-05              48                     0.098%                       1.176%
-------------------------------------------------------------------------------------------------------------
                  March-05                                     0.147%                       1.765%
-------------------------------------------------------------------------------------------------------------
                  April-05                                     0.196%                       2.353%
-------------------------------------------------------------------------------------------------------------
                    May-05                                     0.245%                       2.941%
-------------------------------------------------------------------------------------------------------------
                   June-05                                     0.294%                       3.529%
-------------------------------------------------------------------------------------------------------------
                   July-05                                     0.343%                       4.118%
-------------------------------------------------------------------------------------------------------------
                 August-05                                     0.392%                       4.706%
-------------------------------------------------------------------------------------------------------------
              September-05                                     0.441%                       5.294%
-------------------------------------------------------------------------------------------------------------
                October-05                                     0.490%                       5.882%
-------------------------------------------------------------------------------------------------------------
               November-05                                     0.539%                       6.471%
-------------------------------------------------------------------------------------------------------------
               December-05                                     0.588%                       7.059%
-------------------------------------------------------------------------------------------------------------
                January-06                                     0.637%                       7.647%
-------------------------------------------------------------------------------------------------------------
               February-06              49                     0.686%                       8.235%
-------------------------------------------------------------------------------------------------------------
                  March-06                                     0.735%                       8.824%
-------------------------------------------------------------------------------------------------------------
                  April-06                                     0.784%                       9.412%
-------------------------------------------------------------------------------------------------------------
                    May-06                                     0.833%                       10.000%
-------------------------------------------------------------------------------------------------------------
                   June-06                                     0.882%                       10.588%
-------------------------------------------------------------------------------------------------------------
                   July-06                                     0.931%                       11.176%
-------------------------------------------------------------------------------------------------------------
                 August-06                                     0.980%                       11.765%
-------------------------------------------------------------------------------------------------------------
              September-06                                     1.029%                       12.353%
-------------------------------------------------------------------------------------------------------------
                October-06                                     1.078%                       12.941%
-------------------------------------------------------------------------------------------------------------
               November-06                                     1.127%                       13.529%
-------------------------------------------------------------------------------------------------------------
               December-06                                     1.176%                       14.118%
-------------------------------------------------------------------------------------------------------------
                January-07                                     1.225%                       14.706%
-------------------------------------------------------------------------------------------------------------
               February-07              50                     1.275%                       15.294%
-------------------------------------------------------------------------------------------------------------
                  March-07                                     1.324%                       15.882%
-------------------------------------------------------------------------------------------------------------
                  April-07                                     1.373%                       16.471%
-------------------------------------------------------------------------------------------------------------
                    May-07                                     1.422%                       17.059%
-------------------------------------------------------------------------------------------------------------
                   June-07                                     1.471%                       17.647%
-------------------------------------------------------------------------------------------------------------
                   July-07                                     1.520%                       18.235%
-------------------------------------------------------------------------------------------------------------
                 August-07                                     1.569%                       18.824%
-------------------------------------------------------------------------------------------------------------
              September-07                                     1.618%                       19.412%
-------------------------------------------------------------------------------------------------------------
                October-07                                     1.667%                       20.000%
-------------------------------------------------------------------------------------------------------------
               November-07                                     1.716%                       20.588%
-------------------------------------------------------------------------------------------------------------
               December-07                                     1.765%                       21.176%
-------------------------------------------------------------------------------------------------------------
                January-08                                     1.814%                       21.765%
-------------------------------------------------------------------------------------------------------------
               February-08              51                     1.863%                       22.353%
-------------------------------------------------------------------------------------------------------------
                  March-08                                     1.912%                       22.941%
-------------------------------------------------------------------------------------------------------------
                  April-08                                     1.961%                       23.529%
-------------------------------------------------------------------------------------------------------------
                    May-08                                     2.010%                       24.118%
-------------------------------------------------------------------------------------------------------------
                   June-08                                     2.059%                       24.706%
-------------------------------------------------------------------------------------------------------------
                   July-08                                     2.108%                       25.294%
-------------------------------------------------------------------------------------------------------------
                 August-08                                     2.157%                       25.882%
-------------------------------------------------------------------------------------------------------------
              September-08                                     2.206%                       26.471%
-------------------------------------------------------------------------------------------------------------
                October-08                                     2.255%                       27.059%
-------------------------------------------------------------------------------------------------------------
               November-08                                     2.304%                       27.647%
-------------------------------------------------------------------------------------------------------------
               December-08                                     2.353%                       28.235%
-------------------------------------------------------------------------------------------------------------
                January-09                                     2.402%                       28.824%
-------------------------------------------------------------------------------------------------------------
               February-09              52                     2.451%                       29.412%
-------------------------------------------------------------------------------------------------------------
                  March-09                                     2.500%                       30.000%
-------------------------------------------------------------------------------------------------------------
                  April-09                                     2.549%                       30.588%
-------------------------------------------------------------------------------------------------------------
                    May-09                                     2.598%                       31.176%
-------------------------------------------------------------------------------------------------------------
                   June-09                                     2.647%                       31.765%
-------------------------------------------------------------------------------------------------------------
                   July-09                                     2.696%                       32.353%
-------------------------------------------------------------------------------------------------------------
                 August-09                                     2.745%                       32.941%
-------------------------------------------------------------------------------------------------------------
              September-09                                     2.794%                       33.529%
-------------------------------------------------------------------------------------------------------------
                October-09                                     2.843%                       34.118%
-------------------------------------------------------------------------------------------------------------
               November-09                                     2.892%                       34.706%
-------------------------------------------------------------------------------------------------------------
               December-09                                     2.941%                       35.294%
-------------------------------------------------------------------------------------------------------------
                January-10                                     2.990%                       35.882%
-------------------------------------------------------------------------------------------------------------
               February-10              53                     3.039%                       36.471%
-------------------------------------------------------------------------------------------------------------
                  March-10                                     3.088%                       37.059%
-------------------------------------------------------------------------------------------------------------
                  April-10                                     3.137%                       37.647%
-------------------------------------------------------------------------------------------------------------
                    May-10                                     3.186%                       38.235%
-------------------------------------------------------------------------------------------------------------
                   June-10                                     3.235%                       38.824%
-------------------------------------------------------------------------------------------------------------
                   July-10                                     3.284%                       39.412%
-------------------------------------------------------------------------------------------------------------
                 August-10                                     3.333%                       40.000%
-------------------------------------------------------------------------------------------------------------
              September-10                                     3.382%                       40.588%
-------------------------------------------------------------------------------------------------------------
                October-10                                     3.431%                       41.176%
-------------------------------------------------------------------------------------------------------------
               November-10                                     3.480%                       41.765%
-------------------------------------------------------------------------------------------------------------
               December-10                                     3.529%                       42.353%
-------------------------------------------------------------------------------------------------------------
                January-11                                     3.578%                       42.941%
-------------------------------------------------------------------------------------------------------------
               February-11              54                     3.627%                       43.529%
-------------------------------------------------------------------------------------------------------------
                  March-11                                     3.676%                       44.118%
-------------------------------------------------------------------------------------------------------------
                  April-11                                     3.725%                       44.706%
-------------------------------------------------------------------------------------------------------------
                    May-11                                     3.775%                       45.294%
-------------------------------------------------------------------------------------------------------------
                   June-11                                     3.824%                       45.882%
-------------------------------------------------------------------------------------------------------------
                   July-11                                     3.873%                       46.471%
-------------------------------------------------------------------------------------------------------------
                 August-11                                     3.922%                       47.059%
-------------------------------------------------------------------------------------------------------------
              September-11                                     3.971%                       47.647%
-------------------------------------------------------------------------------------------------------------
                October-11                                     4.020%                       48.235%
-------------------------------------------------------------------------------------------------------------
               November-11                                     4.069%                       48.824%
-------------------------------------------------------------------------------------------------------------
               December-11                                     4.118%                       49.412%
-------------------------------------------------------------------------------------------------------------
                January-12                                     4.167%                       50.000%
-------------------------------------------------------------------------------------------------------------
          February 3, 2012              55                     4.167%                       50.000%
-------------------------------------------------------------------------------------------------------------
               February-12                                     4.167%                       50.000%
-------------------------------------------------------------------------------------------------------------
                  March-12                                     4.184%                       50.212%
-------------------------------------------------------------------------------------------------------------
                  April-12                                     4.202%                       50.424%
-------------------------------------------------------------------------------------------------------------
                    May-12                                     4.220%                       50.636%
-------------------------------------------------------------------------------------------------------------
                   June-12                                     4.237%                       50.847%
-------------------------------------------------------------------------------------------------------------
                   July-12                                     4.255%                       51.059%
-------------------------------------------------------------------------------------------------------------
                 August-12                                     4.273%                       51.271%
-------------------------------------------------------------------------------------------------------------
              September-12                                     4.290%                       51.483%
-------------------------------------------------------------------------------------------------------------
                October-12                                     4.308%                       51.695%
-------------------------------------------------------------------------------------------------------------
               November-12                                     4.326%                       51.907%
-------------------------------------------------------------------------------------------------------------
               December-12                                     4.343%                       52.119%
-------------------------------------------------------------------------------------------------------------
                January-13                                     4.361%                       52.331%
-------------------------------------------------------------------------------------------------------------
               February-13              56                     4.379%                       52.542%
-------------------------------------------------------------------------------------------------------------
                  March-13                                     4.396%                       52.754%
-------------------------------------------------------------------------------------------------------------
                  April-13                                     4.414%                       52.966%
-------------------------------------------------------------------------------------------------------------
                    May-13                                     4.431%                       53.178%
-------------------------------------------------------------------------------------------------------------
                   June-13                                     4.449%                       53.390%
-------------------------------------------------------------------------------------------------------------
                   July-13                                     4.467%                       53.602%
-------------------------------------------------------------------------------------------------------------
                 August-13                                     4.484%                       53.814%
-------------------------------------------------------------------------------------------------------------
              September-13                                     4.502%                       54.025%
-------------------------------------------------------------------------------------------------------------
                October-13                                     4.520%                       54.237%
-------------------------------------------------------------------------------------------------------------
               November-13                                     4.537%                       54.449%
-------------------------------------------------------------------------------------------------------------
               December-13                                     4.555%                       54.661%
-------------------------------------------------------------------------------------------------------------
                January-14                                     4.573%                       54.873%
-------------------------------------------------------------------------------------------------------------
               February-14              57                     4.590%                       55.085%
-------------------------------------------------------------------------------------------------------------
                  March-14                                     4.608%                       55.297%
-------------------------------------------------------------------------------------------------------------
                  April-14                                     4.626%                       55.508%
-------------------------------------------------------------------------------------------------------------
                    May-14                                     4.643%                       55.720%
-------------------------------------------------------------------------------------------------------------
                   June-14                                     4.661%                       55.932%
-------------------------------------------------------------------------------------------------------------
                   July-14                                     4.679%                       56.144%
-------------------------------------------------------------------------------------------------------------
                 August-14                                     4.696%                       56.356%
-------------------------------------------------------------------------------------------------------------
              September-14                                     4.714%                       56.568%
-------------------------------------------------------------------------------------------------------------
                October-14                                     4.732%                       56.780%
-------------------------------------------------------------------------------------------------------------
               November-14                                     4.749%                       56.992%
-------------------------------------------------------------------------------------------------------------
               December-14                                     4.767%                       57.203%
-------------------------------------------------------------------------------------------------------------
                January-15                                     4.785%                       57.415%
-------------------------------------------------------------------------------------------------------------
               February-15              58                     4.802%                       57.627%
-------------------------------------------------------------------------------------------------------------
                  March-15                                     4.820%                       57.839%
-------------------------------------------------------------------------------------------------------------
                  April-15                                     4.838%                       58.051%
-------------------------------------------------------------------------------------------------------------
                    May-15                                     4.855%                       58.263%
-------------------------------------------------------------------------------------------------------------
                   June-15                                     4.873%                       58.475%
-------------------------------------------------------------------------------------------------------------
                   July-15                                     4.891%                       58.686%
-------------------------------------------------------------------------------------------------------------
                 August-15                                     4.908%                       58.898%
-------------------------------------------------------------------------------------------------------------
              September-15                                     4.926%                       59.110%
-------------------------------------------------------------------------------------------------------------
                October-15                                     4.944%                       59.322%
-------------------------------------------------------------------------------------------------------------
               November-15                                     4.961%                       59.534%
-------------------------------------------------------------------------------------------------------------
               December-15                                     4.979%                       59.746%
-------------------------------------------------------------------------------------------------------------
                January-16                                     4.996%                       59.958%
-------------------------------------------------------------------------------------------------------------
               February-16              59                     5.014%                       60.169%
-------------------------------------------------------------------------------------------------------------
                  March-16                                     5.032%                       60.381%
-------------------------------------------------------------------------------------------------------------
                  April-16                                     5.049%                       60.593%
-------------------------------------------------------------------------------------------------------------
                    May-16                                     5.067%                       60.805%
-------------------------------------------------------------------------------------------------------------
                   June-16                                     5.085%                       61.017%
-------------------------------------------------------------------------------------------------------------
                   July-16                                     5.102%                       61.229%
-------------------------------------------------------------------------------------------------------------
                 August-16                                     5.120%                       61.441%
-------------------------------------------------------------------------------------------------------------
              September-16                                     5.138%                       61.653%
-------------------------------------------------------------------------------------------------------------
                October-16                                     5.155%                       61.864%
-------------------------------------------------------------------------------------------------------------
               November-16                                     5.173%                       62.076%
-------------------------------------------------------------------------------------------------------------
               December-16                                     5.191%                       62.288%
-------------------------------------------------------------------------------------------------------------
                January-17                                     5.208%                       62.500%
-------------------------------------------------------------------------------------------------------------
          February 3, 2017              60                     5.208%                       62.500%
-------------------------------------------------------------------------------------------------------------
               February-17                                     5.208%                       62.500%
-------------------------------------------------------------------------------------------------------------
                  March-17                                     5.226%                       62.712%
-------------------------------------------------------------------------------------------------------------
                  April-17                                     5.244%                       62.924%
-------------------------------------------------------------------------------------------------------------
                    May-17                                     5.261%                       63.136%
-------------------------------------------------------------------------------------------------------------
                   June-17                                     5.279%                       63.347%
-------------------------------------------------------------------------------------------------------------
                   July-17                                     5.297%                       63.559%
-------------------------------------------------------------------------------------------------------------
                 August-17                                     5.314%                       63.771%
-------------------------------------------------------------------------------------------------------------
              September-17                                     5.332%                       63.983%
-------------------------------------------------------------------------------------------------------------
                October-17                                     5.350%                       64.195%
-------------------------------------------------------------------------------------------------------------
               November-17                                     5.367%                       64.407%
-------------------------------------------------------------------------------------------------------------
               December-17                                     5.385%                       64.619%
-------------------------------------------------------------------------------------------------------------
                January-18                                     5.403%                       64.831%
-------------------------------------------------------------------------------------------------------------
               February-18              61                     5.420%                       65.042%
-------------------------------------------------------------------------------------------------------------
                  March-18                                     5.438%                       65.254%
-------------------------------------------------------------------------------------------------------------
                  April-18                                     5.456%                       65.466%
-------------------------------------------------------------------------------------------------------------
                    May-18                                     5.473%                       65.678%
-------------------------------------------------------------------------------------------------------------
                   June-18                                     5.491%                       65.890%
-------------------------------------------------------------------------------------------------------------
                   July-18                                     5.508%                       66.102%
-------------------------------------------------------------------------------------------------------------
                 August-18                                     5.526%                       66.314%
-------------------------------------------------------------------------------------------------------------
              September-18                                     5.544%                       66.525%
-------------------------------------------------------------------------------------------------------------
                October-18                                     5.561%                       66.737%
-------------------------------------------------------------------------------------------------------------
               November-18                                     5.579%                       66.949%
-------------------------------------------------------------------------------------------------------------
               December-18                                     5.597%                       67.161%
-------------------------------------------------------------------------------------------------------------
                January-19                                     5.614%                       67.373%
-------------------------------------------------------------------------------------------------------------
               February-19              62                     5.632%                       67.585%
-------------------------------------------------------------------------------------------------------------
                  March-19                                     5.650%                       67.797%
-------------------------------------------------------------------------------------------------------------
                  April-19                                     5.667%                       68.008%
-------------------------------------------------------------------------------------------------------------
                    May-19                                     5.685%                       68.220%
-------------------------------------------------------------------------------------------------------------
                   June-19                                     5.703%                       68.432%
-------------------------------------------------------------------------------------------------------------
                   July-19                                     5.720%                       68.644%
-------------------------------------------------------------------------------------------------------------
                 August-19                                     5.738%                       68.856%
-------------------------------------------------------------------------------------------------------------
              September-19                                     5.756%                       69.068%
-------------------------------------------------------------------------------------------------------------
                October-19                                     5.773%                       69.280%
-------------------------------------------------------------------------------------------------------------
               November-19                                     5.791%                       69.492%
-------------------------------------------------------------------------------------------------------------
               December-19                                     5.809%                       69.703%
-------------------------------------------------------------------------------------------------------------
                January-20                                     5.826%                       69.915%
-------------------------------------------------------------------------------------------------------------
               February-20              63                     5.844%                       70.127%
-------------------------------------------------------------------------------------------------------------
                  March-20                                     5.862%                       70.339%
-------------------------------------------------------------------------------------------------------------
                  April-20                                     5.879%                       70.551%
-------------------------------------------------------------------------------------------------------------
                    May-20                                     5.897%                       70.763%
-------------------------------------------------------------------------------------------------------------
                   June-20                                     5.915%                       70.975%
-------------------------------------------------------------------------------------------------------------
                   July-20                                     5.932%                       71.186%
-------------------------------------------------------------------------------------------------------------
                 August-20                                     5.950%                       71.398%
-------------------------------------------------------------------------------------------------------------
              September-20                                     5.968%                       71.610%
-------------------------------------------------------------------------------------------------------------
                October-20                                     5.985%                       71.822%
-------------------------------------------------------------------------------------------------------------
               November-20                                     6.003%                       72.034%
-------------------------------------------------------------------------------------------------------------
               December-20                                     6.020%                       72.246%
-------------------------------------------------------------------------------------------------------------
                January-21                                     6.038%                       72.458%
-------------------------------------------------------------------------------------------------------------
               February-21              64                     6.056%                       72.669%
-------------------------------------------------------------------------------------------------------------
                  March-21                                     6.073%                       72.881%
-------------------------------------------------------------------------------------------------------------
                  April-21                                     6.091%                       73.093%
-------------------------------------------------------------------------------------------------------------
                    May-21                                     6.109%                       73.305%
-------------------------------------------------------------------------------------------------------------
                   June-21                                     6.126%                       73.517%
-------------------------------------------------------------------------------------------------------------
                   July-21                                     6.144%                       73.729%
-------------------------------------------------------------------------------------------------------------
                 August-21                                     6.162%                       73.941%
-------------------------------------------------------------------------------------------------------------
              September-21                                     6.179%                       74.153%
-------------------------------------------------------------------------------------------------------------
                October-21                                     6.197%                       74.364%
-------------------------------------------------------------------------------------------------------------
               November-21                                     6.215%                       74.576%
-------------------------------------------------------------------------------------------------------------
               December-21                                     6.232%                       74.788%
-------------------------------------------------------------------------------------------------------------
                January-22                                     6.250%                       75.000%
-------------------------------------------------------------------------------------------------------------
          February 3, 2021              65                     6.250%                       75.000%
-------------------------------------------------------------------------------------------------------------


(1) Assumes termination on the last day of each month.
(2) Assumes 2/3/1957 date of birth.
(3) Assumes Agreement is entered into on or before 1/1/05.
